Exhibit 10.2
PROMISSORY NOTE

US $14,000,000.00	Dated August 17, 2023

FOR VALUE RECEIVED, each of PhenomeX Inc., a Delaware corporation (“Parent Borrower”) and IsoPlexis Corporation, a Delaware corporation (“IsoPlexis” and, together with Parent Borrower, each, a “Borrower” and, collectively, the “Borrowers”) hereby unconditionally promises to pay to Bruker Corporation, a Delaware corporation (the “Lender”), the aggregate principal sum of Fourteen Million Dollars (US $14,000,000.00), or if less, the principal amount of the Tranche A Loan, Tranche B Loan and Tranche C Loan (each as defined below) actually borrowed by the Borrowers under this promissory note (this “Note” and such amount actually borrowed hereunder, the “Principal Sum”) on the terms and subject to the conditions set forth herein.

1. Definitions:

“Affiliate” means, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, that Person.

“Bank of America Prime Rate” means the variable rate of interest, per annum, most recently announced by Bank of America, as its “prime rate”.

“Borrower” and “Borrowers” have the meaning assigned to such terms in the preamble to this Note.

“Business Day” means any day that is not a Saturday, Sunday, or other day on which banks in Los Angeles, California or New York City are authorized or required to close.

“Change of Control” means (a) the acquisition by any Person or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) but excluding (i) any employee benefit plan and/or Person acting as the trustee, agent or other fiduciary or administrator therefor, (ii) Lender and/or any of its affiliates, of direct or indirect beneficial ownership of capital stock of the Parent Borrower representing more than 50% of total voting power of the Voting Stock of the Parent Borrower, (b) Parent Borrower shall cease to own 100% of the Voting Stock or economic interests of IsoPlexis, (c) Parent Borrower or IsoPlexis shall cease to own 100% of the equity interests of the subsidiaries owned on the date hereof or (d) the individuals who, on the date hereof, constitute the Board of Directors of Parent Borrower, shall cease, in any one-year period following such date, to represent at least a majority of the number of directors then serving. For purposes of this definition, (x) Voting Stock means, with respect to any Person, as of any date, the capital stock of such Person that is at the time entitled to vote in the election of the board of directors of such Person and (y) “beneficial ownership” shall be as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act.

“Chattel Paper” has the meaning assigned to such term in the Code.

"CFC" means any "controlled foreign corporation" within the meaning of Section 957 of the Internal Revenue Code in which any Loan Party or direct or indirect owner of a Loan Party is a "United States shareholder" within the meaning of Section 951(b) of the Internal Revenue Code.

“Code” means the Uniform Commercial Code as in effect from time to time in the State of New York or any other state the laws of which are required to be applied in connection with the creation or perfection of security interests granted hereunder.

“Collateral” means all personal property of each Borrower of every kind, whether presently existing or hereafter created or acquired, and wherever located, including but not limited to: (a) all accounts (including health-care-insurance receivables), deposit accounts, securities accounts, cash and money, Chattel Paper (including tangible and electronic chattel paper), the commercial tort claims separately identified to the Lender, deposit accounts, documents (including negotiable documents), equipment (including all accessions and additions thereto), general intangibles (including payment intangibles and software), Intellectual Property, goods (including fixtures), instruments (including promissory notes), inventory (including all goods held for sale or lease or to be furnished under a contract of service, and including returns and repossessions), Investment Property (including securities and securities entitlements), letter of credit rights, money, and all of each the Borrower’s books and records with respect to any of the foregoing, and the computers and equipment containing said books and records; and (b) any and all cash proceeds and/or noncash proceeds thereof, including, without limitation, insurance proceeds, and all supporting obligations and the security therefor or for any right to payment.  All terms above have the meanings given to them in the Code.

“Copyrights” means any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held.

“Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States, any state thereof or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Deposit Account” has the meaning assigned to such term in the Code.

“Documents” has the meaning assigned to such term in the Code.

“Dollar” and “$” mean lawful money of the United States.

“Embargoed Person” means (a) any country or territory that is the target of comprehensive, country- or territory-wide a sanctions program administered by OFAC or (b) any Person that (i) is or is owned or controlled by a Person publicly identified on the most current list of “Specially Designated Nationals and Blocked Persons” published by OFAC, (ii) is the target of a sanctions program or designated on a sanctions list (A) administered by OFAC, or (B) under the Iran Sanctions Act, Section 1245 of the National Defense Authorization Act for Fiscal Year 2012 or Executive Order 13590 “Authorizing the Imposition of Certain Sanctions with respect to the Provision of Services, Technology or Support for Iran’s Energy and Petrochemical Sectors,” effective November 21, 2011 or (iii) resides, is organized or chartered, or has a place of business in a country or territory that is the subject of a comprehensive, country- or territory-wide sanctions program administered by OFAC.

“Event of Default” has the meaning specified in Section 11.

“Exchange Act” means the Securities Exchange Act of 1934 and the rules and regulations of the Securities Exchange Commission promulgated thereunder.

"Excluded Account" means any Deposit Account (a) which is an escrow, fiduciary, trust or similar account, (b) holding cash collateral for a third party (other than a Borrower or any subsidiary or any affiliate of any of them), (c) used by a Borrower exclusively for disbursements and/or payments of payroll in the ordinary course of business, (d) which is a zero balance account or (e) which has a balance of less than Ten Thousand Dollars ($10,000) individually or Fifty Thousand Dollars ($50,000) in the aggregate for all such Deposit Accounts that are Excluded Accounts pursuant to this clause (e).

"Excluded Assets" means assets to the extent that (i) any such asset or property is a General Intangible (as defined in the Code) that is non-assignable by its terms without the consent (that has not been obtained) of the licensor thereof or another party (that is not a Borrower or an affiliate of a Borrower) but only to the extent such prohibition on the creation of a lien in favor of the Lender is enforceable under applicable law and is not rendered ineffective by applicable law (including, without limitation, Sections 9-406, 9-407, 9-408 or 9-409 of the Code), (ii) the granting of a security interest therein violates applicable law, (iii) any such assets or property constitutes equity interests of Persons (other than Shares), (iv) any intent-to-use (or similar) Trademark application prior to the filing with, and acceptance by, the U.S. Patent and Trademark Office of a “Statement of Use”, “Declaration of Use”, “Amendment to Allege Use” or similar filing with respect thereto, only to the extent, if any, that, and solely during the period if any, in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use (or similar) Trademark application (or any Trademark registration resulting therefrom) under applicable Requirements of Law, (v) any such assets or property constitutes Excluded Accounts, and (vi) the Lender and the Borrowers have reasonably determined that the cost, burden, difficulty or consequence (including any effect on the ability of the applicable Borrower to conduct its operations and business in the ordinary course of business) of obtaining or perfecting a security interest therein outweighs, or is excessive in light of, the practical benefit of a security interest to the Lender afforded thereby; provided that (x) Excluded Assets shall not include any proceeds of any item of General Intangibles (as defined in the Code) and (y) any item that at any time ceases to satisfy the criteria for Excluded Assets (whether as a result of the applicable Borrower obtaining any necessary consent, any change in applicable law or otherwise) shall no longer constitute an Excluded Asset.

"FSHCO" means any (i) direct or indirect domestic subsidiary that has no material assets other than the capital stock or capital stock and Indebtedness of one or more Foreign Subsidiaries and (ii) any direct or indirect domestic subsidiaries that has no material assets other than the capital stock and/or Indebtedness of one or more Persons of the type described in the immediately preceding clause (i).

“Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra national bodies such as the European Union or the European Central Bank).

“Indebtedness” means all indebtedness for borrowed money.

“Indemnitees” means, collectively, Lender and any Affiliates of Lender, together with the respective partners, members, directors, officers, employees, agents and advisors of Lender and any Affiliates of Lender.

“Intellectual Property” means all of each Borrower’s right, title, and interest in and to the following:

(a) Copyrights, Trademarks and Patents;

(b) any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

(c) any and all design rights which may be available to the Borrowers now or hereafter existing, created, acquired or held;

(d) any and all claims for damages by way of past, present and future infringement of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

(e) all licenses or other rights to use any of the Copyrights, Patents or Trademarks, and all license fees and royalties arising from such use to the extent permitted by such license or rights; and

(f) all amendments, renewals and extensions of any of the Copyrights, Trademarks or Patents.

“Investment Property” has the meaning assigned to such term in the Code.

“Investment” means any beneficial ownership of (including stock, partnership or limited liability company interest or other securities) any Person, or any loan, advance or capital contribution to any Person.

“Irrevocable Proxy” has the meaning assigned to such term in Section 7(d).

“Lender” has the meaning assigned to such term in the preamble to this Note.

“Loan” means, collectively, the Tranche A Loan, Tranche B Loan and Tranche C Loan made to the Borrower under and pursuant to the terms of this Note.

“Loan Documents” means, collectively, this Note, each Notice of Borrowing and any other agreement, instrument, or other document executed and/or delivered pursuant hereto evidencing or securing any Loan or any other Obligation.

“Maturity Date” means October 16, 2023, which Maturity Date may be extended in the Lender’s sole discretion, or such earlier date that the Obligations hereunder are due whether by acceleration or otherwise.

"Material Adverse Effect” means (i) a material impairment in the perfection or priority of the Lender’s lien in the Collateral or in the value of such Collateral; (b) a material adverse change in the business, operations, or financial condition of the Borrowers, taken as a whole; or (c) a material impairment of the prospect of repayment of any portion of the Obligations.

“Merger Agreement” means that certain Agreement and Plan of Merger, dated as of the date hereof, by and among Bruker Corporation, Bird Mergersub Corporation and PhenomeX Inc.

“Negotiable Collateral” means all of each Borrower’s present and future letters of credit of which it is a beneficiary, drafts, instruments (including promissory notes), securities, Documents, documents of title, and Chattel Paper, and each Borrower’s Books relating to any of the foregoing.

“Note” has the meaning assigned to such term in the preamble to this promissory note.

“Obligations” means all advances to, and debts, liabilities and monetary obligations of, the Borrowers to the Lender arising under the Loan Documents, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising, including interest and fees that accrue after the commencement by or against either Borrower of any proceeding under any Debtor Relief Laws naming either Borrower as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.

“Paid in Full” “Pay in Full” or “Payment in Full” means, the indefeasible payment in full in immediately available funds of all Obligations and the termination of all commitments and obligations of the Lender to make any Loans hereunder.

“Patents” means all patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same.

“Patriot Act” has the  meaning assigned to such term in Section 9.

“Permitted Indebtedness” means, collectively, (i) any Indebtedness owing to the Lender under this Note and the other Loan Documents, (b) any Indebtedness outstanding on the date hereof and (c) any Indebtedness permitted under the Merger Agreement.

“Permitted Liens” has the meaning assigned to such term in Section 7(a).

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership or any other entity.

“Principal Sum” has the meaning assigned to such term in the preamble to this Note.

“Responsible Officer” means each of the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer, the VP, Finance and Accounting and the General Counsel of any Person.

“Requirements of Law” means, with respect to any Person, collectively, the common law and all federal, state, local, foreign, multinational or international laws, statutes, codes, treaties, standards, rules and regulations, guidelines, ordinances, orders, judgments, writs, injunctions, decrees (including administrative or judicial precedents or authorities) and the interpretation or administration thereof by, and other determinations, directives, requirements or requests of any Governmental Authority, in each case whether or not having the force of law and that are applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Sanctions” means any and all economic sanctions, trade sanctions, financial sanctions, sectoral sanctions, secondary sanctions, trade embargoes anti-terrorism laws and other sanctions laws, regulations or embargoes, including those imposed, administered or enforced from time to time by: (a) the United States of America, including those administered by OFAC, the U.S. Department of State, the U.S. Department of Commerce, or through any existing or future executive order, (b) the United Nations Security Council, (c) the European Union or any European Union member state, or (d) His Majesty’s Treasury of the United Kingdom.

“Securities Act” means the Securities Act of 1933 and the rules and regulations of the SEC promulgated thereunder.

“Shares” means (i) sixty-five percent (65%) of the issued and outstanding voting capital stock owned or held of record by a Borrower in any CFC or a FSHCO, (ii) one hundred percent (100%) of the issued and outstanding non-voting capital stock owned or held of record by Borrower in any CFC or a FSHCO, and (iii) one hundred percent (100%) of the issued and outstanding capital stock owned or held of record by either Borrower in any subsidiary.

“Shares Collateral” has the meaning assigned to such term in Section 7(d).

“Trademarks” means any trademark and service-mark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by such trademarks.

“Tranche A Funding Date” means August 31, 2023.

“Tranche A Loan” means the loan made to a Borrower by the Lender on the Tranche A Funding Date in an original aggregate principal amount requested by such Borrower in writing, which amount shall not exceed $5,000,000.

“Tranche B Funding Date” means September 15, 2023 (or if earlier, the first date after the Tranche A Funding Date on which unrestricted cash of the Borrowers, in the aggregate, falls below $10,000,000).

“Tranche B Loan” means the loan made to a Borrower by the Lender on the Tranche B Funding Date in an original aggregate principal amount as requested by such Borrower in writing, which amount shall not exceed an amount equal to the sum of (i) $5,000,000 plus (ii) an amount equal to the difference between $5,000,000 and the amount of the Tranche A Loan actually borrowed on the Tranche A Funding Date.

“Tranche C Funding Date” means September 29, 2023 (or if earlier, the first date after the Tranche B Funding Date on which unrestricted cash of the Borrowers, in the aggregate, falls below $10,000,000.

“Tranche C Loan” means the loan made to a Borrower by the Lender on the Tranche C Funding Date in an original aggregate principal amount as requested by such Borrower in writing, which amount shall not exceed an amount equal to the sum of (i) $4,000,000 plus (ii) an amount equal to the difference between $10,000,000 and the amount of the Tranche A Loan actually borrowed on the Tranche A Funding Date and the Tranche B Loan actually borrowed on the Tranche B Funding Date.

2. Requests for Borrowings.   Each borrowing under this Note shall be made upon written notice by the Borrowers to the Lender pursuant to duly completed and executed Notice of Borrowing attached as Exhibit A hereto.  Each such notice must be signed by a Responsible Officer of the Borrowers and received by the Lender (by hand delivery or other electronic transmission (including “.pdf” or “.tif”)) not later than 12:00 p.m. (New York time) three (3) Business Days prior to the requested day of any borrowing.  The Lender hereby agrees that it shall fund the Tranche A Loan, Tranche B Loan, and Tranche C Loan, in each case, requested in the applicable Notice of Borrowing  no later than 2:00 p.m. (New York time) on the third (3rd) Business Day following its receipt of such Notice of Borrowing.  For the avoidance of doubt, no more than three (3) borrowings may be made under and during the term of this Note.

3. Repayment.   Each Borrower hereby unconditionally promises to repay the Principal Sum owing under this Note to the Lender on the Maturity Date, in an amount equal to the remainder of the outstanding principal amount of this Note together with accrued and unpaid interest on the outstanding principal amount of this Note to but excluding the date of such payment.

4. Optional Prepayment.  Each Borrower shall have the option to prepay, at any time and from time to time, all or any portion of the outstanding principal amount hereunder, together with all interest and fees accrued thereon, without premium or penalty.

5. Place of Payment. All amounts payable hereunder shall be payable to the Lender by wire transfer of immediately available funds into an account or accounts designated by the Lender in writing from time to time. All payments shall be made in lawful money of United States and shall include all fees and costs, including any currency exchange costs, applicable to such payments.

6. Interest. The Principal Sum remaining from time to time unpaid and outstanding shall bear interest at a rate equal to the Bank of America Prime Rate plus fifty (50) basis points, calculated on the basis of a year of 360 days for the actual number of days elapsed. Such interest shall be calculated and payable quarterly on the last Business Day of each March, June, September and December of each fiscal year, commencing with the interest payment date occurring in December 2023, or if earlier, on the Maturity Date.  In the event the Bank of America Prime Rate is changed from time to time hereafter, the applicable rate of interest hereunder shall be increased or decreased, effective as of the day the Bank of America Prime Rate is changed, by an amount equal to such change in the Bank of America Prime Rate.

7. Grant of Security.

(a) Grant of Security Interest.   Each Borrower hereby grants and pledges to the Lender a continuing security interest in all of its right, title and interest to and in all of the Collateral to secure prompt repayment of any and all Obligations and to secure prompt performance by such Borrower of each of its covenants and duties under this Note.  For the avoidance of doubt, the term "Collateral" shall not include any Excluded Assets.  Subject only to liens that have priority by operation of law, other liens in existence on the date hereof and any liens permitted under the Merger Agreement (the “Permitted Liens”) in each case, that have priority over the liens granted hereunder, such security interest constitutes a valid, first priority security interest in the presently existing Collateral, and will constitute a valid, first priority security interest in later-acquired Collateral.  Notwithstanding any termination of the Loan Documents, Lender’s lien on the Collateral shall remain in effect until the Obligations are Paid in Full. Upon request by the Borrowers at or following Payment in Full of the Obligations, the Lender shall promptly release its liens and interests in the Collateral securing the Obligations, and the Lender shall take such actions as reasonably requested by the Borrowers in order to cause such liens to be terminated of record (including filing UCC-3 financing statements or other similar termination statements with respect to such liens), all at the Borrowers’ expense.

(b) Perfection of Security Interest.  Each Borrower authorizes the Lender to file financing statements, continuation statements, and amendments thereto that (i) either specifically describe the Collateral or describe the Collateral as all assets of such Borrower, and (ii) contain any other information required by the Code for the sufficiency of filing office acceptance of any financing statement, continuation statement, or amendment, including whether such Borrower is an organization, the type of organization and any organizational identification number issued to such Borrower, if applicable.  Any such financing statements may be filed by the Lender at any time in the jurisdiction of organization of each Borrower.  The Borrower shall have possession of the Collateral, except where expressly otherwise provided in this Note or where the Lender chooses to perfect its security interest by possession in addition to the filing of a financing statement.  Each Borrower shall from time to time endorse and deliver to the Lender, at the request of the Lender, all Negotiable Collateral and other documents that the Lender may reasonably request, in form reasonably satisfactory to the Lender, to perfect and continue perfection of the Lender’s security interests in the Collateral and in order to fully consummate all of the transactions contemplated under the Loan Documents.  Each Borrower shall have possession of the Collateral, except where expressly otherwise provided in this Note or where the Lender chooses to perfect its security interest by possession in addition to the filing of a financing statement.

(c) Right to Inspect.  The Lender (through any of its officers, employees, or agents) shall have the right from time to time (and so long as no Event of Default has occurred and is continuing, during regular business hours, upon reasonable prior written notice, and no more than once a year) to inspect each Borrower’s books and records and to make copies thereof and to check, test, and appraise the Collateral in order to verify each Borrower’s financial condition or the amount, condition of, or any other matter relating to, the Collateral.

(d) Pledge of Collateral.   Each Borrower hereby pledges, assigns and grants to the Lender a security interest in all the Shares, together with all proceeds and substitutions thereof, all cash, stock and other moneys and property paid thereon, all rights to subscribe for securities declared or granted in connection therewith, and all other cash and noncash proceeds of the foregoing (collectively, the "Shares Collateral"), as security for the performance of the Obligations.  All certificates or instruments evidencing the Shares Collateral will be delivered to the Lender, accompanied by (a) an instrument of assignment undated and duly executed in blank by each Borrower and (b) a duly executed irrevocable proxy in substantially for the form of Exhibit B attached hereto (“Irrevocable Proxy”), and each Borrower shall cause the books of each subsidiary whose Shares are part of the Shares Collateral and any transfer agent to reflect the pledge of the Shares Collateral.  Upon the occurrence and during the continuance of an Event of Default hereunder, the Lender (a) may affect the transfer or registration of any Shares included in the Collateral (including but not limited to the Shares Collateral) into the name of the Lender and cause new certificates representing such Shares to be issued in the name of the Lender or its transferee and (b) shall have the right to exercise all voting rights will respect to the Shares Collateral.  Unless an Event of Default shall have occurred and be continuing, each Borrower shall be entitled to exercise any voting rights with respect to the Shares Collateral and to give consents, waivers and ratifications in respect thereof, provided that no vote shall be cast or consent, waiver or ratification given or action taken which would be inconsistent with any of the terms of any Loan Document or which would constitute or create any violation of any of such terms.  All such rights to vote and give consents, waivers and ratifications shall terminate upon the occurrence and during the continuance of an Event of Default.  Notwithstanding any registration or exercise of an Irrevocable Proxy, the Lender shall not be deemed the owner of, or assume any obligations of the owner or holder of any Shares Collateral unless and until the Lender accepts such obligations in writing or otherwise takes steps to foreclose its lien on the Shares Collateral and becomes the owner thereof under applicable Requirements of Law (including via a sale).  Each Borrower will execute and deliver such documents, and take or cause to be taken such actions, as the Lender may reasonably request to perfect or continue the perfection of the Lender’s security interest in the Shares Collateral.

8.  Conditions Precedent to Lender’s Obligations.  It is expressly agreed that the Lender shall not be obligated to make the borrowings hereunder until Lender has received and reviewed to its satisfaction the following fully executed documents or deliverables:

(a) this Note; and

(b) a certificate of each Borrower, dated the date hereof and executed by its Secretary, which shall (A) certify the resolutions of its Board of Directors, members or other body authorizing the execution, delivery and performance of the Note and Loan Documents to which it is a party, (B) identify by name and title and bear the signatures of each financial officer and any other officers of such Borrower authorized to sign the Loan Documents to which it is a party, and (C) attach (i) the certificate or articles of incorporation or organization of each Borrower certified by the relevant authority of the jurisdiction of organization of such Borrower and a true and correct copy of its by‑laws or operating, management or partnership agreement and (ii) a long form good standing certificate for each Borrower from its jurisdiction of organization.

9. Representations and Warranties.  Each Borrower hereby represents to the Lender that (i) such Borrower and each of its Subsidiaries is duly incorporated, validly existing and in good standing under the laws of the jurisdiction in which it is organized, and has all requisite corporate power and authority to own its assets and to carry on its business as now conducted, (ii) the execution and delivery of the Loan Documents by such Borrower, and the performance by such Borrower of its obligations thereunder, are (x) within such Borrower’s corporate power and are not in conflict with nor constitute a breach of any provision contained in such Borrower’s organizational documents, (y) will not constitute an event of default under any material agreement by which such Borrower is bound and (z) have been duly authorized by all necessary corporate action of such Borrower, (iii) each Loan Document has been duly executed and delivered by such Borrower, (iv) each Loan Document is the legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, subject to the application of relevant Debtor Relief Laws, general principles of equity and/or principles of good faith and fair dealing, (v) each Borrower has rights in or the power to transfer its portion of the Collateral, and its title to the Collateral is free and clear of liens, adverse claims, and restrictions on transfer or pledge except for Permitted Liens, (vi) each Borrower has full power and authority to create a first lien on the Shares Collateral and no disability or contractual obligation exists that would prohibit any Borrower from pledging the Shares Collateral pursuant to this Note, (vii) each Borrower and each of its Subsidiaries is in compliance with (x) the USA PATRIOT ACT (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “PATRIOT Act”) in all material respects and (y) any applicable anti-money laundering laws or any applicable Sanctions or Requirements of Law that in each case are binding on them in all material respects, (viii) none of the Borrower, their respective Subsidiaries or their respective officers or directors is an Embargoed Person, (ix) no part of the proceeds of the Loans will be used, directly or, to the knowledge of management of any Borrower, indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977 and (x) none of the Borrowers or their respective Subsidiaries or, to the knowledge of any of their respective officers and directors, will directly or indirectly use any proceeds of the Loans or lend, contribute or otherwise make available such proceeds to any Person for the purpose of financing the activities of or with any Person or in any country or territory that, at the time of funding, is an Embargoed Person.

10. Covenants. Each Borrower covenants and agrees that, until the Obligations are Paid in Full or for so long as the Lender may have any commitment to make any Loans:

(a) Post-Closing Covenants.  With respect to the Shares Collateral owned by any Borrower on the date hereof, such Borrower shall deliver to the Lender all certificates and undated stock transfer powers with respect thereto duly executed in blank by such Borrower and otherwise in form and substance reasonably satisfactory to Lender (or its counsel) on or prior to ten (10) Business Days following the date hereof.

(b) Notice of Events of Default.  As soon as possible and in any event within three (3) Business Days after becoming aware of the occurrence or existence of an Event of Default hereunder, the Borrowers shall provide to the Lender a written statement of a Responsible Officer setting forth details of the Event of Default, and the action which the Borrowers have taken or propose to take with respect thereto; provided, that the Borrowers shall immediately notify Lender of the commencement of any insolvency proceeding with respect to any Borrower or any of their Subsidiaries.

(c) No Investment Company; Margin Regulation.  None of the Borrowers or any subsidiary of the Borrowers shall become or be controlled by an “investment company,” within the meaning of the Investment Company Act of 1940, or become principally engaged in, or undertake as one of its important activities, the business of extending credit for the purpose of purchasing or carrying margin stock, or use the proceeds of any Loan for such purpose.

11.  Creditor Rights. The occurrence of any one or more of the following events shall constitute an Event of Default (each event described in clauses (a) through (n) below, an “Event of Default”) by Borrowers under this Note:

(a) Payment Default.  Either Borrower fails to pay any of the Obligations hereunder when due.

(b) Covenant Failure.  If any Borrower fails to perform any obligations under Section 10.

(c) Representations and Warranties.  If any representation or warranty of any Borrower contained in any Loan Document fails to be true and correct in any material respect (except to the extent that such representation or warranty is subject to a materiality qualification, in which case such representation and warranties shall be true and correct in all respects) as and when made.

(d)  Dissolution or Insolvency.  Either Borrower is dissolved or adjudicated insolvent.

(e) Debtor Relief Laws. Either Borrower or any of their Subsidiaries becomes the subject of any proceedings under applicable Debtor Relief Laws, or a proceeding that seeks the appointment of a trustee, receiver, liquidator, custodian or other similar official for it or any of its property, or consent by any Borrower or any of their Subsidiaries to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or the failure by any Borrower, or the admission by any Borrower in writing of its inability, to pay its debts generally as they become due, or any action by any Borrower to authorize or effect any of the foregoing, or an order for relief against any Borrower shall be entered in any such case under the Federal Bankruptcy Code.

(f) Assignments for Creditors.  Either Borrower makes a general assignment for the benefit of its creditors.

(i) Change of Control.  A Change of Control has occurred.

(j) Merger Agreement. The Merger Agreement is validly terminated in accordance with its terms by either party for any reason.

(k) Judgments.  One or more judgments, orders, or decrees for the payment of money in an amount, individually or in the aggregate, of greater than One Million Dollars ($1,000,000) (not covered by independent third-party insurance as to which liability has been accepted by such insurance carrier) shall be rendered against either Borrower or any of their respective Subsidiaries, or either Borrower or any of their respective Subsidiaries enters into a settlement agreement with respect to any action or proceeding pending against either Borrower or any of their respective Subsidiaries before any court or administrative agency or threatened in writing that involves the payment of consideration by such Borrower or subsidiary, individually or in the aggregate, of One Million Dollars ($1,000,000) or more, which judgement, order or decree remains unpaid, undischarged, unvacated, unbonded or unstayed pending appeal for a period of 60 consecutive days.

(k) Loan Documents.  Any of the Loan Documents or the security interests and liens thereunder are challenged in writing by the Borrowers or their subsidiaries or any Loan Document is revoked or rescinded; it being understood and agreed that the failure of the Lender to file any Uniform Commercial Code financing statement, amendment or continuation statement and/or maintain possession of any physical Collateral shall not result in an Event of Default under this Section 11 (l) or any other provision of any Loan Document.

(m) Enforceability.  Any material provision of any Loan Document shall at any time for any reason cease to be valid and binding on or enforceable against either Borrower intended to be a party thereto, or the validity or enforceability thereof shall be contested in writing by either Borrower, or a proceeding shall be commenced by either Borrower or any Governmental Authority having jurisdiction over any of them, seeking to establish the invalidity or unenforceability thereof, or either Borrower shall deny in writing that it has any liability or obligation purported to be created under any Loan Document.

(n) Collateral.  The Lender fails to have a perfected first priority security interest in the Collateral, except for Permitted Liens or as otherwise provided in this Note. If any material portion of any Borrower's assets is attached, seized, subjected to a writ or distress warrant, or is levied upon, or comes into the possession of any trustee, receiver or person acting in a similar capacity and such attachment, seizure, writ or distress warrant or levy has not been removed, discharged or rescinded within ten (10) days, or if any Borrower is enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any material part of its business affairs, or if a judgment or other claim becomes a lien or encumbrance upon any material portion of any Borrower’s assets, or if a notice of lien, levy, or assessment is filed of record with respect to any material portion of any Borrower’s assets by the United States Government, or any department, agency, or instrumentality thereof, or by any state, county, municipal, or governmental agency, and the same is not paid within ten (10) days after the Borrowers receive notice thereof, provided that none of the foregoing shall constitute an Event of Default where such action or event is stayed or an adequate bond has been posted pending a good faith contest by the applicable Borrower (provided that no Loans will be made during such cure period).

12. Remedies.   (a) While any Event of Default exists, Lender shall have no obligation to make the Loans hereunder. Upon the occurrence of an Event of Default under Section 11 hereof, at the option and upon the declaration of Lender, (x) the entire Loan (including, without limitation, any and all costs and expenses, payable pursuant to the terms hereof) shall be immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived; and (y) the obligation, if any, of Lender to make any further Loan hereunder shall be terminated; provided that upon the occurrence of an Event of Default described in Sections 11(d) (Dissolution or Insolvency), (f) (Debtor Relief Laws), (g) (Assignments for Creditors), (i) (Merger Agreement) or (h)(ii) (Business Change), all Obligations shall become immediately due and payable without any action by the Lender and the obligation, if any, of Lender to make any further Loan hereunder shall automatically and immediately terminate.

(b) Upon the occurrence of an Event of Default under Section 11 hereof, Lender may, immediately enforce payment of all amounts due and owing under the Loan Documents and exercise all rights and remedies therefor under the Loan Documents and at law or in equity, including, without limitation, instituting any proceeding or proceedings to enforce the Obligations. The rights, powers and remedies of Lender under the Loan Documents shall be in addition to all rights, powers and remedies given to Lender by virtue of any statute or rule of law, or any other agreement between Lender and any Borrower, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing Lender’s rights in any security interests created by the Loan Documents.

(c) The acceptance of any payment by any Borrower to Lender shall not be deemed to cure or constitute a waiver of any Event of Default and Lender retains its rights under this Note and the other Loan Documents to accelerate and to continue to demand payment of the Loan upon the happening of any Event of Default, despite any payments made to Lender after the occurrence of such Event of Default.

(d) Lender’s exercise of any right or remedy which has the effect of remedying an Event of Default under the Loan Documents shall not constitute a cure or waiver of such Event of Default.

(e) The failure of Lender to insist upon strict performance of any term, covenant or condition contained in the Loan Documents shall not be deemed to be a waiver, modification, amendment or estoppel with respect to the enforcement of such term, covenant or condition. No Borrower shall be relieved or released from its Obligations by reason of (a) the failure of Lender to comply with any request of such Borrower to take any action to enforce any of the provisions of the Loan Documents; (b) the release, regardless of consideration, of any Person liable for the Loan or any portion thereof; or (c) any agreement or stipulation by Lender extending the time of payment or otherwise modifying or supplementing the terms of the Loan Documents. The rights of Lender under each of the Loan Documents shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Lender shall be construed as an election to proceed under any one provision of any Loan Document to the exclusion of any other provision. Lender shall not be limited exclusively to the rights and remedies herein stated, but shall be entitled to every right and remedy now or hereafter afforded at law or in equity.

(f) Upon the occurrence and during the continuance of any Event of Default, Lender may declare all Obligations secured hereby immediately due and payable and shall have, in addition to any remedies provided herein or by any applicable law or in equity, all the remedies of a Lender under the Code.  All of the rights and remedies of Lender, whether evidenced by this Note or by any other writing, shall be cumulative and may be exercised singularly or concurrently by Lender.  Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of the Borrowers under this Note, after failure to perform, shall not affect the right of Note to declare a default and to exercise remedies available to Lender under this Note.  Nothing under this Note or otherwise shall be construed so as to limit or restrict the rights and remedies available to Lender under this Note following the occurrence and during the continuance of an Event of Default, or in any way to limit or restrict the rights and ability of Lender to proceed directly against the Borrowers and/or to proceed against any other collateral directly or indirectly securing the Obligations. Nothing under this Note or otherwise shall be construed so as to require Lender to proceed against or resort to any collateral directly or indirectly securing the Obligations at any time.

(g) Without limiting the generality of the foregoing, upon the occurrence and during the continuance of an Event of Default, Lender, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below or as otherwise required herein) to or upon the Borrowers or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof, which rights shall include, without limitation, the right to (a) peaceably by its own means or with judicial assistance enter the premises of the Borrowers and take possession of the Collateral without prior notice to the Borrowers or the opportunity for a hearing, (b) render the Collateral unusable, (c) dispose of the Collateral on the Borrowers’ premises, and (d) require the Borrowers to assemble the Collateral and make it available to Lender at a place designated by Lender.  Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender will give the Borrowers reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made.  The requirements of commercially reasonable notice shall be met if such notice is sent to the Borrowers at least ten (10) days before the time of the intended sale or disposition.  Expenses of retaking, holding, preparing for sale, selling or the like shall include Lender’s reasonable attorneys fees and legal expenses, incurred or expended by Lender to enforce any payment due it under this Note either as against the Borrowers, as applicable, or in the prosecution or defense of any action, or concerning any matter growing out of or in connection with the subject matter of this Note and the Collateral pledged hereunder.  Each Borrower waives all relief from all appraisement or exemption laws now in force or hereafter enacted.

(h) Each Borrower hereby irrevocably appoints Lender as its agent and attorney-in-fact, with full power of substitution, in the name of such Borrower, for the sole use and benefit of Lender, but at the expense of such Borrower, to exercise, at any time and from time to time during the continuance of an Event of Default, all or any of the following powers with respect to all or any of the Collateral:

(i) to demand, collect, receive, receipt for, sue and recover all sums of money or other property which may now or hereafter become due, owing or payable from the Collateral,

(ii) to endorse such Borrower’s name to any instruments, chattel paper and documents comprising part of the Collateral (including endorsing such instruments, chattel paper and documents to Lender (for the benefit of Lender)),

(iii) to assign, on behalf of such Borrower, any instruments, chattel paper or documents comprising part of the Collateral to Lender (for the benefit of Lender),

(iv) to execute, sign and endorse any and all claims, instruments, receipts, checks, drafts or warrants issued in payment for the Collateral,

(v) to settle or compromise any and all claims arising under the Collateral, and, in the place and stead of such Borrower, to execute and deliver its release and settlement for the claim,

(vi) to file any claim or claims or to take any action or institute or take part in any proceedings, either in its role as Lender, as applicable, or in the name of such Borrower, or otherwise, which in the discretion of Lender may seem to be necessary or advisable,

(vii) to receive, open, and dispose of all mail addressed to such Borrower pertaining to the Collateral (or appearing to Lender to possibly pertain to the Collateral),

(viii) to notify postal authorities to change the address for delivery of mail addressed to such Borrower to such address as Lender may designate, and

(vii) to assume such Borrower’s role in its relationships and contractual obligations and rights as to any custodian or administrator.

This power is given as security for the Obligations, and, upon the occurrence and during the continuation of an Event of Default, the authority hereby conferred is, and shall be, irrevocable and coupled with an interest and shall remain in full force and effect until renounced by Lender.

13. Assignment.

(a) Neither this Note nor any of the rights and obligations hereunder may be assigned, sold, participated or otherwise transferred by either Borrower (whether by operation of applicable law or otherwise).

(b) the Lender shall have the right to assign, sell, grant a participation in or otherwise transfer this Note and the rights and obligations hereunder (i) (x) to any Affiliate of the Lender, without the consent of  the Borrowers and (y) to any other assignee with the consent of the Borrowers (such consent not to be unreasonably delayed, conditioned or withheld) and (iii) upon the occurrence and during the continuation of any Event of Default hereunder, to any assignee, without the consent of or notice to Borrowers; provided, however, the Lender agrees that in no circumstances shall the Lender assign, sell or grant a participation to (i) any natural person, or (ii) any competitor of any Borrower or Affiliates of any competitor of any Borrower (provided that a lender, noteholder or other provider of credit to a competitor shall not be deemed a competitor solely as a result of such lending relationship).

(c) Any attempted assignment in violation of this Section 13 shall be null and void. Subject to the preceding sentence, this Note shall be binding upon and shall inure to the benefit of the parties.

14. Joint and Several Liability of the Borrowers.  Each Borrower hereby accepts joint and several liability hereunder and under the other Loan Documents in consideration of the financial accommodations to be provided by the Lender under this Note and the other Loan Documents, for the mutual benefit, directly and indirectly, of each of the Borrowers and in consideration of the undertakings of the other Borrowers to accept joint and several liability for the Obligations.  Each of the Borrowers, jointly and severally, hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Borrower, with respect to the payment and performance of all of the Obligations (including, without limitation, any Obligations arising under this Section 14), it being the intention of the parties hereto that all of the Obligations shall be the joint and several obligations of each of the Borrowers without preferences or distinction among them.  If and to the extent that any of the Borrowers shall fail to make any payment with respect to any of the Obligations as and when due or to perform any of the Obligations in accordance with the terms thereof, then in each such event, the other Borrower will make such payment with respect to, or perform, such Obligation.  Subject to the terms and conditions hereof, the Obligations of each of the Borrowers under the provisions of this Section 14 constitute the absolute and unconditional, full recourse Obligations of each of the Borrowers, enforceable against each such Person to the full extent of its properties and assets, irrespective of the validity, regularity or enforceability of this Note, the other Loan Documents or any other circumstances whatsoever.

15.  Miscellaneous.

(a) Submission to Jurisdiction; Waivers; Amendments. THE LENDER AND THE BORROWERS HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN THE STATE OF DELAWARE, AND THEY HEREBY IRREVOCABLY AGREE THAT ANY ACTION MAY BE HEARD AND DETERMINED IN SUCH DELAWARE STATE OR FEDERAL COURT. THE LENDER AND THE BORROWER HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT OR TRIBUNAL IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST THE BORROWER ARISING OUT OF THIS NOTE OR BY REASON OF ANY OTHER CAUSE OR DISPUTE WHATSOEVER BETWEEN THE BORROWER AND THE LENDER OF ANY KIND OR NATURE. No delay or failure on the part of the Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. The rights, remedies, powers and privileges provided herein are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law. Time is of the essence in respect of the performance of all payment obligations under this Note. Each Borrower hereby waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note. No modification or waiver of any provision of this Note or consent to departure therefrom shall be effective unless in writing and signed by the Borrowers and the Lender.

(b) Governing Law. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK AND NO CONFLICTS OF LAW PRINCIPLES WILL APPLY TO THIS NOTE.

(c) Severability. In the event that any provision of this Note would be held in any jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Note or affecting the validity or enforceability of such provision in any jurisdiction.

(d) Counterparts; Binding Effect; Successors and Assigns. This Note may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Subject to the foregoing, this Note and every part hereof shall be binding upon the undersigned and their respective successors and permitted assigns, and shall inure to the benefit of and be enforceable by the Lender and any of its successors and permitted assigns.

(e) Electronic Signatures.  Delivery of an executed counterpart of a signature page to this Note by facsimile or by email as a “.pdf” or “.tif” attachment shall be effective as delivery of a manually executed counterpart of this Note. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Note and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Lender, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

(f) Waivers.  Each Borrower has waived, and/or does by these presents waive, presentment for payment, protest, notice of protest and notice of nonpayment under all of the Obligations secured by this Note. Each Borrower further agrees that discharge or release of any party who is, may be, or will be liable to Lender under any of the Obligations, or the release of the Collateral or any other collateral directly or indirectly securing repayment of the same, shall not have the effect of releasing or otherwise diminishing or reducing the actual or potential liability of such Borrower and/or any other party or parties guaranteeing payment of the Obligations, who shall remain liable to Lender.  Each Borrower additionally agrees that the acceptance of payments by Lender other than in accordance with the terms of any agreement, or agreements governing repayment of the Obligations, or the subsequent agreement of Lender to extend or modify such repayment terms, shall likewise not have the effect of releasing such Borrower, and/or any other party or parties guaranteeing payment of the Obligations, from their respective obligations to Lender under this Note and to Lender under the Obligations, and/or of releasing any of the Collateral or other collateral directly or indirectly securing repayment of the Obligations. In addition, no course of dealing between any Borrower and Lender nor any failure or delay on the part of Lender to exercise any of the rights and remedies granted to Lender under this Note shall have the effect of waiving any of the rights and remedies of Lender.  Any partial exercise of any rights and remedies granted to Lender shall furthermore not constitute a waiver of any other rights and remedies of Lender, it being each Borrower’s intent and agreement that the rights and remedies of Lender shall be cumulative in nature. Each Borrower further agrees that, upon the occurrence and continuance of any Event of Default, any waiver or forbearance on the part of Lender to pursue the rights and remedies available to Lender under this Note shall be binding upon Lender only to the extent that Lender specifically agrees to any such waiver or forbearance in writing.  A waiver or forbearance as to one Event of Default shall not constitute a waiver or forbearance as to any other Event of Default.  None of the warranties, conditions, provisions and terms contained in this Note or any Loan Document, shall be deemed to have been waived by any act or knowledge of Lender or the agents, officers or employees of Lender; but only by an instrument in writing specifying such waiver, signed by a duly authorized officer of Lender and delivered to the Borrowers.

(g) Notices.  Any notice required or permitted to be given under this Note shall be in writing and shall be sent by overnight air courier service, or personally delivered to a representative of the receiving party, or sent by electronic mail (email).  All such communications shall be mailed, sent or delivered, addressed to the party for whom it is intended at its address set forth below.

If to Lender:	Bruker Corporation
40 Manning Road
Billerica, MA 01821
Attention: Mark Munch
Email: []
3911 Sorrento Valley Blvd., Suite 110

with a copy to:	Morgan, Lewis & Bockius LLP
101 Park Avenue
New York, New York 10178-0060
Attention: Kristen V. Campana
Email: kristen.campana@morganlewis.com

If to the Borrowers:	PHENOMEX INC.
5858 Horton St., Ste. 320
Emeryville, CA 94608
Attn:    Mehul Joshi, CFO
Email:  []

with copies (which shall not constitute notice) to:
Freshfields Bruckhaus Deringer US LLP
601 Lexington Avenue, 31st Floor
New York, NY  10022
Attention: Allison Liff
Email:allison.liff@freshfields.com

Any communication so addressed and mailed shall be deemed to be given on the earliest of (a) when actually delivered, or (b) on the first (1st) Business Day after deposit with an overnight air courier service, in each case to the address of the intended addressee, and any communication so delivered in person shall be deemed to be given when receipted for by, or actually received by Lender or Borrower, as the case may be.  If given by email, a notice shall be deemed given and received when the email is transmitted to the party’s email address specified above and confirmation of complete receipt is received by the transmitting party during normal business hours or on the next Business Day if not confirmed during normal business hours.  Either party may designate a change of address by promptly giving prior written notice of such change of address.

(h) Amendments and Waivers.  No amendment or waiver of any provision of the Loan Documents shall be effective unless in writing and signed by the party against whom enforcement is sought. No course of dealing on the part of Lender, its officers, employees, consultants or agents, nor any failure or delay by Lender with respect to exercising any right, power or privilege of Lender under any of the Loan Documents, shall operate as a waiver thereof.

(i) Invalid Provisions.  If any provision of any Loan Document is held to be illegal, invalid or unenforceable, such provision shall be fully severable; the Loan Documents shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part thereof; the remaining provisions thereof shall remain in full effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance therefrom; and in lieu of such illegal, invalid or unenforceable provision there shall be added automatically as a part of such Loan Document a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible to be legal, valid and enforceable.

(j) Expenses; Attorneys’ Fees; Indemnification.

(i) The Borrowers will pay on demand, all documented out-of-pocket fees, costs and expenses incurred by or on behalf of Lender, including without limitation, reasonable and documented out-of-pocket fees, costs, and expenses of, Lender, one primary outside counsel, arising from or relating to, without duplication: (a) the negotiation, preparation, execution, delivery, performance and administration of this Note and the other Loan Documents, (b) any requested amendments, waivers or consents to this Note or the other Loan Documents whether or not such documents become effective or are given, (c) the preservation and protection of Lender’s rights under this Note or the other Loan Documents, (d) the defense of any claim or action asserted or brought against Lender by any Person that arises from or relates to this Note, any other Loan Document, the Lender’s claims against any Loan Party, or any and all matters in connection therewith, (e) the commencement or defense of, or intervention in, any court proceeding arising from or related to this Note or any other Loan Document, (f) the filing of any petition, complaint, answer, motion or other pleading by Lender, or the taking of any action in respect of the Collateral or other security, in connection with this Note or any other Loan Document, (g) the protection, collection, lease, sale, taking possession of or liquidation of, any Collateral or other security in connection with this Note or any other Loan Document, (h) any attempt to enforce any lien or security interest in any Collateral or other security in connection with this Note or any other Loan Document and (i) any attempt to collect from any Borrower in respect of the Obligations under this Note.  The obligations of the Borrowers under this Section 15(j) shall survive the repayment of the Obligations and discharge of any liens granted under the Loan Documents.

(ii) Subject to Section 15(j)(i) above, each Borrower shall indemnify each Indemnitee against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related out-of-pocket expenses (including the out-of-pocket fees, charges and disbursements of one counsel and one firm of local counsel for any Indemnitee in any relevant jurisdiction), and shall indemnify and hold harmless each Indemnitee from all fees and time charges and disbursements for attorneys, who may be employees of any Indemnitee, incurred by any Indemnitee or asserted against any Indemnitee by any third party or by such Borrower arising out of, in connection with, or as a result of: (i) the execution or delivery of this Note, any other Loan Document or any document contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby (including (a) the handling of any collateral of a Borrower as herein provided, (b) Lender’s relying on any instructions of a Borrower, or (c) any other action taken by Lender hereunder or under the other Loan Documents); (ii) the Loan or the use or proposed use of the proceeds thereof; or (iii) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by a Borrower or any subsidiary thereof, and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that any such loss, claim, damage, or liability is determined by a final and non-appealable judgment of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Indemnitee or, from such Person’s material breach of its funding obligations under this Note.

(k) Conditions.  All conditions of the obligations of Lender hereunder, including the obligation to make the Loans, are imposed solely and exclusively for the benefit of Lender, its successors and assigns, and no other Person shall have standing to require satisfaction of such conditions or be entitled to assume that Lender will refuse to make the Loans in the absence of strict compliance with any or all of such conditions, and no other Person shall, under any circumstances, be deemed to be a beneficiary of such conditions, any and all of which may be freely waived in whole or in part by Lender at any time in Lender’s sole discretion.

(l) Cumulative Rights.  Rights and remedies of Lender under the Loan Documents shall be cumulative, and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

(m) Survival.  All of the representations, warranties, covenants, and indemnities hereunder, and under the indemnification provisions of the other Loan Documents shall survive the repayment in full of the Loan and the release of the Liens evidencing or securing the Loan.

(n) Waiver of Punitive or Consequential Damages. In no event shall Lender or any Borrower be liable to the other for any punitive, exemplary or consequential damages which may be alleged as a result of the Loans or the transaction contemplated hereby, including any breach or other default by Lender, and the Lender and each Borrower, for itself and its respective Affiliates, hereby waives all claims for consequential damages.

(o) Sole Discretion.  Unless otherwise specifically provided in this Note, whenever the consent or approval of Lender is required under this Note, the decision as to whether or not to consent or approve shall be in the sole and exclusive discretion of Lender, and the decision of Lender shall be final and conclusive.  Unless otherwise specifically provided in this Note, whenever the consent or approval of Lender is required under this Note, the decision as to whether or not to consent or approve shall be in the sole and exclusive discretion of Lender, and the decision of Lender shall be final and conclusive.

(p) No Joint Venture.  Each Borrower and Lender intend that the relationship created under this Note and the other Loan Documents be solely that of debtor and creditor. Nothing herein or in the other Loan Documents is intended to create a joint venture, partnership, tenancy-in-common or joint tenancy relationship between the Borrowers and Lender.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, each Borrower has caused this Note to be duly executed and delivered on the date set forth above by the duly authorized representative of such Borrower.

BORROWERS:

PHENOMEX INC.

By:	/s/ Mehul Joshi
Name: Mehul Joshi
Title: Chief Financial Officer

ISOPLEXIS CORPORATION

By:	/s/ Mehul Joshi
Name: Mehul Joshi
Title: Chief Financial Officer

Acknowledged and Agreed by:

LENDER:

BRUKER CORPORATION

By:	/s/ Mark R. Munch
Name: Mark R. Munch, Ph.D.
Title: President, BNANO

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